Exhibit 99.1

ClearOne Announces Entry into Merger Agreement with Cortigent, Inc., a Wholly-Owned Subsidiary of Vivani Medical

SALT LAKE CITY, UTAH – (BUSINESS WIRE) – July 2, 2026 – ClearOne, Inc. (Nasdaq: CLRO) (“ClearOne”) announced today that it has entered into a definitive agreement and plan of merger (the “Agreement”) among its wholly-owned subsidiary (“MergerSub”), Vivani Medical, Inc. (Nasdaq: VANI; “Vivani”), and Cortigent, Inc. (“Cortigent”), a wholly-owned subsidiary of Vivani, pursuant to which Cortigent will become a wholly-owned subsidiary of ClearOne (the “Transaction”) upon consummation.

In connection with the Transaction, ClearOne has agreed to file a registration statement on Form S-1 to raise a minimum of $10,000,000 and a maximum of $15,000,000 (the “Financing”) concurrently with the closing of the Transaction (the “Closing”).

“I am excited to announce this transaction. In my view, Cortigent's mission, to help patients recover sight and motor function through precision neurostimulation, is compelling given both the technical outlook for their neurostimulation technology and the significant unmet market needs that this technology seeks to address. I am proud that our company emerged as the best path forward to enable the next steps in that mission. We anticipate that the planned financing will give the combined company a strong foundation to move its pipeline forward. This was a unanimous decision by our board of directors, and we believe this transaction represents an important step for our shareholders, for Cortigent's team, and for the patients whose lives this technology has the potential to transform," said Eric Robinson, Chairman of ClearOne’s Board of Directors.

About Cortigent, Inc.

Cortigent, Inc. is developing brain implant devices to help patients recover critical body functions. Cortigent’s patent-protected precision neurostimulation technology platform leverages neuroscience and proprietary microelectronics to create advanced medical devices. Cortigent’s predecessor, Second Sight Medical Products, previously marketed the Argus® II, the first and only medical device to obtain FDA approval to treat a rare form of blindness. This innovative device helped hundreds of profoundly blind patients to achieve meaningful visual perception. Cortigent’s next generation investigational system, the Orion® cortical stimulation system, has been designed to treat blindness caused by common conditions including glaucoma and diabetic retinopathy. Orion has been awarded an FDA Breakthrough Device Designation, has completed a 6-year early feasibility study in 2025 with promising tolerability and clinical activity results, and is covered by an extensive intellectual property portfolio. Cortigent is also applying its core technology to improving recovery of arm and hand motion in patients with partial paralysis due to stroke. For more information and patient videos, please visit: www.cortigent.com.

The Transaction

As consideration for all of the issued and outstanding shares of common stock of Cortigent (the “Cortigent Common Stock”), Vivani will receive 12,500,000 shares (each, a “Consideration Share”) of common stock in the capital of ClearOne. It is anticipated that Vivani will own 59.4% to 67.5% of the outstanding equity in the combined company (the “Combined Company”) and the former shareholders of ClearOne will own 12.7% to 14.4% of the outstanding equity in the Combined Company. ClearOne will be renamed “Cortigent Holdings, Inc” (d/b/a Cortigent) and is expected to trade under Nasdaq ticker symbol “CRGT.”

Upon Closing, the Combined Company will be majority-owned by Vivani and will operate independently under the oversight of the reconstituted board of directors.

The Transaction has been unanimously approved by the boards of directors of both Vivani and ClearOne and is expected to close in the third quarter of 2026, subject to customary closing conditions, including receipt of the required stockholder approvals, closing of the Financing, meeting the minimum net cash requirements set forth in the Agreement, and the continued listing of the Combined Company’s common stock on Nasdaq.

ThinkEquity acted as the sole financial advisor to the Transaction.

About ClearOne, Inc.

ClearOne, Inc. (Nasdaq: CLRO) is a publicly listed company that has recently divested its former conferencing, collaboration, and network streaming business. Visit ClearOne at www.clearone.com.

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Cautionary Note on Forward-Looking Statements

Certain statements in this communication, other than purely historical information, may constitute “forward-looking statements” within the meaning of the federal securities laws, including for purposes of the “safe harbor” provisions under the Private Securities Litigation Reform Act of 1995, concerning Vivani Medical, Inc., ClearOne, Inc., and the proposed business combination between Vivani’s wholly owned subsidiary Cortigent and ClearOne and other matters. These forward-looking statements include, but are not limited to, express or implied statements relating to Vivani’s, Cortigent’s and ClearOne’s management expectations, hopes, beliefs, intentions or strategies regarding the future including, without limitation, statements regarding: the structure, timing and completion of the Transaction, including the ability to meet the necessary closing conditions to completing the Transaction; the expected effects, perceived benefits or opportunities of the Transaction to all parties; the Combined Company’s continued listing on Nasdaq under the ticker symbol “CRGT”; expectations regarding the structure, timing and completion of the financing needed to close the Transaction; expected proceeds from the Transaction, including expectations regarding the use of proceeds; the anticipated ownership structure and expected board reconstitution and management reconstitution of the Combined Company; each company’s and the Combined Company’s expected cash position at the Closing and cash runway of the Combined Company following the Transaction and any additional financing requirements; the future operations of the Combined Company, including research and development activities; the nature, strategy and focus of the Combined Company; the development and commercial potential and potential benefits of any products and services of the Combined Company; the cash balance of the combined entity at Closing; the expected trading of the Combined Company’s stock on Nasdaq; and other statements that are not historical fact.

All statements other than statements of historical fact contained in this communication are forward-looking statements. In addition, any statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. The words “opportunity,” “potential,” “milestones,” “pipeline,” “can,” “goal,” “strategy,” “target,” “anticipate,” “achieve,” “believe,” “contemplate,” “continue,” “could,” “estimate,” “expect,” “intends,” “may,” “plan,” “possible,” “project,” “should,” “will,” “would” and similar expressions (including the negatives of these terms or variations of them) may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. These forward-looking statements are made based on current expectations, estimates, forecasts, and projections, as well as the beliefs and assumptions of management, concerning future developments and their potential effects. There can be no assurance that future developments affecting Vivani, Cortigent, ClearOne, or the Transaction will be those that have been anticipated.

These forward-looking statements involve a number of risks and uncertainties, some of which are beyond Vivani’s, Cortigent’s or ClearOne’s control, or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. These risks and uncertainties include, but are not limited to, the risk that the conditions to the consummation of the Transaction are not satisfied, including the failure to timely obtain approval of the Transaction from ClearOne’s stockholders, the risk that the required financing is not obtained in a timely manner, if at all; uncertainties as to the timing of the consummation of the Transaction and the Financing; risks related to ClearOne’s continued listing on Nasdaq until closing of the Transaction and the Combined Company’s ability to remain listed on Nasdaq and trade under “CRGT”; uncertainties regarding the impact any delay in the closing of the Transaction would have on the anticipated cash resources of the Combined Company, and other events and unanticipated spending and costs that could reduce the Combined Company’s cash resources or need for additional support from Vivani; the occurrence of any event, change or other circumstance or condition that could give rise to the termination of the Agreement; the effect of the announcement or pendency of the merger on Vivani’s, Cortigent’s or ClearOne’s business relationships, operating results and business generally; costs related to the merger; the risk of market fluctuations in the price of stock that Vivani is to receive (which is a fixed number of shares) and the dilutive effect of the planned financing by ClearOne on the value of these shares; Vivani’s or ClearOne’s stockholders could own more or less of the Combined Company than is currently anticipated; risks related to the market price of Vivani’s common stock relative to the value suggested by the fixed amount of Consideration Shares to be issued to Vivani; risks related to the inability of the Combined Company to obtain sufficient additional capital to continue to advance the development of its products and services; costs of the Transaction and unexpected costs, charges or expenses resulting from the Transaction; potential adverse reactions or changes to business relationships, operating results, and business generally, resulting from the announcement or completion of the Transaction.

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Actual results and the timing of events could differ materially from those anticipated in such forward-looking statements as a result of these risks and uncertainties. These and other risks and uncertainties are more fully described in periodic filings with the U.S. Securities and Exchange Commission (“SEC”), including the factors described in ClearOne’s most recent Quarterly Report on Form 10-Q filed with the SEC, as updated by future filings with the SEC, as well as the risks outlined by Vivani and ClearOne in their respective SEC filings. These risks and uncertainties will also be described in other filings that ClearOne and Cortigent will make with the SEC in connection with the Transaction. Should one or more of these risks or uncertainties materialize or should any of Vivani’s, Cortigent’s or ClearOne's assumptions prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements. Nothing in this communication should be regarded as a representation by any person that the forward-looking statements set forth herein will be achieved or that any of the contemplated results of such forward-looking statements will be achieved. You should not place undue reliance on forward-looking statements in this communication, which speak only as of the date they are made and are qualified in their entirety by reference to the cautionary statements herein. Neither ClearOne, Cortigent nor Vivani undertakes or accepts any duty to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in its expectations with regard thereto or any change in events, conditions or circumstances on which any such statements are based, except as required by law. This communication does not purport to summarize all of the conditions, risks and other attributes of an investment in ClearOne, Cortigent or Vivani.

No Offer or Solicitation

This communication and the information contained herein is not intended to and does not constitute (i) a solicitation of a proxy, consent or approval with respect to any securities or in respect of the Transaction or (ii) an offer to sell or the solicitation of an offer to subscribe for or buy or an invitation to purchase or subscribe for any securities pursuant to the Transaction or the ClearOne financing or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, and otherwise in accordance with applicable law, or an exemption therefrom. Subject to certain exceptions to be approved by the relevant regulators or certain facts to be ascertained, the public offer will not be made directly or indirectly, in or into any jurisdiction where to do so would constitute a violation of the laws of such jurisdiction, or by use of the mails or by any means or instrumentality (including without limitation, facsimile transmission, telephone and the internet) of interstate or foreign commerce, or any facility of a national securities exchange, of any such jurisdiction.

Investor Relations Contact:
Simon Brewer
385-426-0565
investor_relations@clearone.com
http://investors.clearone.com

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